UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C

Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[_] Preliminary information statement
[_] Confidential, for use of the Commission only (as
permitted by Rule14c-6(d)(2))
☒ Definitive information statement

Company Name: China Direct Trading Corporation

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[_] Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1) Title of each class of securities to which transaction applies: Common Stock, $0.0001 par value.

(2) Aggregate number of securities to which transaction applies: N/A

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(4) Proposed maximum aggregate value of transaction: N/A

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CHINA DIRECT TRADING CORPORATION

12535 Orange Drive, #613

Ft. Lauderdale, Florida 33330

(954) 474-0224

April 29, 2005

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

The enclosed information statement is being furnished to shareholders of record as of April 22, 2005, of China Direct Trading Corporation (“Company” or “CHDT”), a Florida corporation, in connection with the following proposals: (1) election of directors; (2) ratification of independent auditors for fiscal year 2005; (3) approval of Company’s 2005 Consultants and Legal Services Stock Option Plan; and (4) approval of Company’s 2005 Equity Plan. All of the foregoing proposals were approved on April 28, 2005, by action by written consent of a majority of all shareholders (“Majority Shareholder Action”) entitled to vote on the record date.

Our board of directors has reviewed and unanimously approved all of the above proposals.

Holders of approximately 75% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law the proposals will not be effected until at least 20 days after a Definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/Howard Ullman

Howard Ullman

Chief Executive Officer, President and Chairman of the Board

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

China Direct Trading Corporation

Contents

Introduction

Item 1. Information Required by Items of Schedule 14A

A. No Time, Place or Date for Meeting of Shareholders
B. Dissenters’ Rights
C. Voting Securities and Principal Holders Thereof
D. Proposals- Reasons and Benefits of the Transaction
E. Federal Tax Consequences

Item 2. Statements that Proxies are not Solicited
Item 3. Interest of Certain Persons
Item 4. Other and General Information
Item 5. Documents Incorporated By Reference

INTRODUCTION

The majority shareholders of this Securities and Exchange Act of 1934 Registrant, China Direct Trading Corporation, have taken an Action By Majority Shareholders Without A Meeting (hereinafter, “Majority Shareholder Action”) pursuant to Florida Statutes 607.0704, to approve the: (1) election of each of the Company nominees for election to the Board of Directors, those nominees being Howard Ullman, Jeffrey Postal, Lorenzo Lamadrid, Laurie Holtz and Susan Xu, all incumbent directors, for election to the Company Board of Directors for a term ending at the next annual meeting of shareholders of the Company; (2) the ratification of Robison Hill & Company of Salt Lake City, Utah as the Company’s independent auditors for fiscal year 2005; (3) the approval of the Company’s 2005 Consultants and Legal Services Plan; and (4) the approval of the Company’s 2005 Equity Plan.

This Definitive Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“1934 Act” or “Exchange Act”) and provided to the Company’s shareholders pursuant to Rule 14c.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION: This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around April 29, 2005. Inasmuch as we will have provided this Information Statement to our stockholders of record on said mailing date, no additional action will be undertaken pursuant to such written consent. Shareholders who did not consent to the Proposals are not entitled to dissenter’s rights under Florida law. The Proposals will each be effective no sooner than twenty (20) days after said mailing date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Proposals and Majority Shareholder Action - even though your vote is neither required nor requested for the Proposals to become effective.

Q. What will I receive when the Proposals are effective?

A. The Proposals have already been approved, and you will not receive anything further.

Q. When do you expect the Proposals to become effective?

A. We expect to file the Proposals to be effective no less than 20 days after this Information Statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Proposals pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Florida law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company.

Company. We are a Florida corporation engaged in the trading-company industry, especially the sale of Chinese manufactured goods in North America. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the ticker symbol “CHDT.OB”.

Information about us can be found in our December 31, 2004 Form 10KSB, as filed with the Commission on April 15, 2005, September 30, 2004 Form 10-QSB filed with the Commission on November 15, 2004; June 30, 2004 Form 10-QSB filed with the Commission on August 10, 2004; March 30, 2004 Form 10-QSB filed with the Commission on May 14, 2004; Form 8-K’s filed with the Commission on January 14, 2005, January 24, 2005, February 22, 2005 and February 24, 2005, respectively; and the 2004 Annual Meeting of Shareholders Proxy Statement under Regulation 14A as filed with Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1.	INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of shareholders and none is required under applicable Florida statutes when an action has been approved by majority shareholders without a meeting. This Information Statement is first being mailed on or about April 29, 2005, to the holders of Common Stock as of the Record Date on April 22, 2005. There are 279 shareholders of record as of April 22, 2005.

B. DISSENTERS’ RIGHTS.

Under Florida law, our shareholders do not have dissenters’ rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Proposals 1 through 4 were approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to Florida Statutes 607-0704. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 75% of all shares issued and outstanding as of April 22, 2005. The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a Definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

ON APRIL 22, 2004, THE RECORD DATE, THERE WERE 522,893,827 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The sole class of voting equity securities of the Company issued and outstanding is the common stock, $0.0001 par value per share. The table on the following page sets forth, as of April 22, 2004, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS,

AS OF APRIL 22, 2005

Name and Address of Beneficial Owner	Amount and nature of Beneficial Ownership (1)	Percentage of Class
Howard Ullman, Chairman, (2) Chief Executive Officer & President 12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	286,000,000	56%
Laurie Holtz, Director 12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	3,295,000	less than 1%
Lorenzo Lamadrid, Director 12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	5,000,000	less than 1%
All Officers and
Directors as a Group	294,295,000	57%
Bart S. Fisher 655 15th Street, NW Suite 460/F St. Lobby
Washington, DC 20005	43,825,000	8%
Bart S. Fisher, Trustee, Bart S. Fisher Profit Sharing Plan 655 15th Street, NW Suite 460/F St. Lobby
Washington, DC 20005	3,518,234	less than 1%
Margaret Fisher 655 15th Street, NW Suite 460/F St. Lobby
Washington, DC 20005	43,925,000	8%
Total Shares
Issued and Outstanding	515,997,275	100%

Notes to the table:

(1)	Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Does not include 6,896,552 shares of Common Stock that were to be issued to Howard Ullman as compensation in lieu of cash compensation due in 2004. Shares have been cancelled until reviewed by Compensation Committee.

____________

CURRENT OFFICERS. The current officers of the Company are:

                Howard Ullman, Chief Executive Officer, President and Chairman of the Board of the Company and its wholly-owned subsidiary Souvenir Direct, Inc. since December 4, 2003. Mr. Ullman founded SDI. Mr. Ullman is also the senior executive officer of the Company’s wholly-owned subsidiary, China Pathfinder Fund, L.L.C., since its formation in February 2004.

                Susan Xu is the Manager of the Company’s Beijing, China offices and operations since December 2004.

                Andrea Maragh is the Secretary of the Company since January 2004.

COMPENSATION OF CHIEF EXECUTIVE OFFICER. Howard Ullman is the Chief Executive Officer, President and Chairman of the Board of the Company and its wholly-owned subsidiary, Souvenir Direct, Inc. He has held these positions since December 2003. The Company signed a five-year employment agreement with Mr. Ullman in 2004 whereby he will be employed by the Company as Chief Executive Officer and President. Under the employment agreement, Mr. Ullman is entitled to an annual cash salary of $200,000. Historically, Mr. Ullman has deferred most of his cash salary.

Stock-Based Compensation. Subject to Compensation Committee review and ratification, the Company has agreed to issue approximately 6,896,552 “restricted” (as defined in Rule 144) shares of Company Common Stock to Mr. Ullman in lieu of cash compensation due in fiscal year 2004 under his current employment agreement. Mr. Ullman holds a ten-year option to purchase shares of the Company’s Common Stock, which option was issued in

CURRENT BOARD OF DIRECTORS. The background information on the directors is set forth below under “Item 1. D. Proposal One: Election of Directors.” The incumbent and current Board of Directors is:

        Howard Ullman, who is the Chairman of the Board. Mr. Ullman has been a director since December 4, 2003.

        Laurie Holtz. Mr. Holtz has been a director since January 2004.

        Jeffrey Postal. Mr. Postal has been a director since January 2004.

        Lorenzo Lamadrid. Mr. Lamadrid was appointed as a director in January 2005.

        Susan Xu. Mr. Xu was appointed as a director in January 2005.

DIRECTORS WHO RESIGNED IN FISCAL YEAR 2004 AND FIRST QUARTER OF FISCAL YEAR 2005

Cora Wong resigned as a director of the Company on January 6, 2005. Ms. Wong accepted a position in China with a company that does not allow its employees to serve on another company’s board of directors. Ms. Wong will continue to act as a business development consultant to the Company. Ms. Wong has no disputes with the Company at the time of her resignation.

ROLE OF THE BOARD OF DIRECTORS IN CORPORATE GOVERNANCE. The Board of Directors is responsible for overseeing the Chief Executive Officer and other senior management in order to assure that such officers are competent and ethical in running the Company on a day-to-day basis and to assure that the long-term interests of the shareholders are being served by such management. The directors must take a pro-active focus and approach to their obligation in order to set and enforce standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics.

The Company has adopted a Code of Ethics, to be posted on the Company’s Website by May 4, 2005. The contents of the Company Website are not incorporated herein by reference and that Website provided in this Information Statement is intended to be an inactive textual reference only.

AUDIT COMMITTEE. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. It is primarily responsible for overseeing the services performed by the Company’s independent auditors, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee did not meet in fiscal year 2004 because it was established in January 2005. The members of the Audit Committee are Lorenzo Lamadrid and Jeffrey Postal. The Company believes that the members are independent directors under applicable standards.

COMPENSATION COMMITTEE. The Compensation Committee is primarily responsible for reviewing the compensation arrangements for the Company’s executive officers, including the Chief Executive Officer, and for administering the Company’s stock-based compensation plans. The Compensation Committee did not take action during fiscal year 2004 because it was not formally re-established and staffed until January 2005. Director members of the Compensation Committee are Lorenzo Lamadrid, who is deemed to be an independent director by the Company under applicable standards.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee of the Board of Directors shall not be deemed “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The Committee administers the compensation plan and policies of the Company. The Committee provides oversight and guidance in the development of compensation programs for all employees of the Company, including executive officers, and administers the Company’s stock option and stock based incentive plans. The goal of the Committee is to align compensation with Company performance, and to attract, retain and reward executive officers and employees whose contributions are critical to the success of the Company.

The Committee, formed in January 2005, is scheduled in fiscal year 2005 to meet once every fiscal quarter on the last business day of each fiscal quarter. The Committee has the authority to engage the services of outside advisors, experts and others to assist it in its oversight and guidance in the development of the Company’s compensation programs.

The Company has limited cash flow and must rely on stock-based compensation to attract many employees, consultants and agents. Further, it has only one senior officer: Howard Ullman. Mr. Ullman also owns approximately 56% of the issued and outstanding shares of Company Common Stock. As such, the Committee’s current philosophy is to establish a competitive cash compensation for Mr. Ullman, which cash compensation may be deferred in whole or in part or made in “restricted” shares of Company Common Stock), and to provide an incentives in terms of options and stock grants for long-term compensation. The Committee also believes that a substantial portion of senior executive compensation should be closely aligned with Company performance. Accordingly, as an executive officer’s level of responsibility increases, the Committee’s intent is to have a greater portion of the executive’s total compensation be dependent upon the Company’s performance rather than fixed compensation. This philosophy is intended to motivate executive officers to improve Company performance while holding them accountable for the performance of the organizations for which they are responsible. During periods of sustained Company performance, the Committee generally targets the total compensation (base salary plus long-term equity compensation) to be comparable to compensation offered by companies that are similar to the Company.

COMMITTEE CHARTER. The Audit and Compensation Committees operate under written charters adopted by the Board of Directors. These charters will be available on the Company Website by May 4, 2005

DIRECTOR MEETINGS IN FISCAL YEAR 2004. The Board of Directors had three meetings in fiscal year 2004. During fiscal year 2004, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board which were held during the period of time that such person served on the Board or such committee.

DIRECTOR COMPENSATION. Directors are to be compensated through the 2005 Equity Plan set forth below in fiscal year 2005. No directors have received or are entitled to receive any cash compensation in fiscal year 2004 of fiscal year 2005.

D. PROPOSALS

PROPOSAL ONE. ELECTION OF DIRECTORS. The background of the director nominees for election to the Board of Directors is set forth below. Each of the nominees is currently a director of the Company.

The Company’s Board of Directors nominated the following persons on April 11, 2005, to stand for election to the Board of Directors for the term ending at the 2006 annual meeting of shareholders of the Company. The nominees and their respective backgrounds are:

HOWARD ULLMAN is the Chief Executive Officer, President and Chairman of the Board of Directors since December 1, 2003. He served as President and a Director of the Company until resigning from those offices on October 27, 2003 in order to avoid any potential conflicts of interest when prior to He has spent the last seventeen years in the souvenir, gift and promotional market with China. He founded, operated and successfully sold (1) Magnet World, an overseas manufacturer of magnets in 1984; (2) Fason, an importer of magnets in 1996; and (3) Magnet Hut, a magnet retailer, in 2000. During 1984, Mr. Ullman moved American magnet technology to China to establish a successful joint venture manufacturing company in the Ghangzhou province of China that has sold more than 200 million magnets to more than 400 large volume buyers in over 75 countries. In 1997, he launched China Direct Trading Company to leverage his Far East supplier network and to broaden his product line into thousands of customized gift items ranging from mugs, key chains, and glassware to hats and lapel pins. Mr. Ullman has owned and operated companies on every level of the supply chain in these industries. Mr. Ullman will provide the expertise required to turn CBQ, Inc. into a world class China trading company in many different lines of importation. Mr. Ullman earned his Bachelor’s degree in Economics from Tulane University in 1982.

LAURIE HOLTZ is a certified public accountant practicing in the greater Miami, Florida region for over 30 years. Mr. Holtz was a pioneer in development of forensic accounting and has worked as a forensic auditor in a number of cases over the years. He is the father-in-law of Howard Ullman. Mr. Holtz has served on the Board of Directors since January 2004.

JEFFREY POSTAL has served as a director of the Company since January 2004. He is a businessman and dentist in the Miami, Florida region. Mr. Postal owns or founded: Sportacular Art, a company that is licensed by the NFL, MLB and NHL to design and manufacture sports memorabilia for retail distribution in the U.S.; Weston Sports management, which arranges appearance of athletes at major retail companies around the country; DJP Consulting, a marketing consulting company servicing companies conducting business on the Internet; and DataStream Card Services, which provides billing solutions for companies conducting business on the Internet. He is also the principal of two dental treatment cents, one being one of the largest cranio-facial pain and trauma centers in the State of Florida. Mr. Postal received a DMD from Temple University in 1984.

LORENZO C. LAMADRID. Mr. Lamadrid was appointed as a director on January 6, 2005. Mr. Lamadrid is Managing Director of the Globe Development Group, LLC, a firm that specializes in the development of large-scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. Mr. Lamadrid is also a member of the International Advisory Board and the Executive Committee of Sirocco Aerospace, an international aircraft manufacturer and marketer. Additionally Mr. Lamadrid is a Director and founding partner of the Fairchild Capital Group, a firm specializing in basic industries and infrastructure investments in China.

Mr. Lamadrid was President and Chief Executive Officer of Arthur D. Little, Inc. based in Cambridge, MA. Before joining Arthur D. Little, Mr. Lamadrid was President of Western Resources International, Inc., a subsidiary of Western Resources, Inc., and Managing Director of The Wing Group, a subsidiary of Western Resources that develops large-scale international electric power projects.

Prior to joining Western Resources, Mr. Lamadrid was a Vice President at General Electric Company Aerospace, a $5.5 billion business, where he was responsible for International Operations ($1.2 billion in revenues), domestic marketing and business development activities ($4.3 billion in commercial and government revenues), and strategy development for the overall Aerospace Group. During his tenure, he led the turnaround of GE’s international operations, led the transformation of the group into a global business, and capitalized on hidden technology capabilities through highly profitable new commercial business activities internationally.

While at GE, Mr. Lamadrid also served as Corporate Staff Executive for strategic planning and business development. Working closely with the office of the CEO (early in Jack Welch’s tenure as Chairman), he was responsible for strategy development in GE’s international operations, as well as for the company’s overall international corporate strategy. Mr. Lamadrid also served on the Board of Directors of the General Electric Trading Company, GE/RCA Licensing Operation, Toshiba Electronic Systems Company (Japan), Ltd., and the Philadelphia World Affairs Council. Before joining GE, Mr. Lamadrid was a Senior Manager at The Boston Consulting Group. He was also a founding investor of the Boston Beer Company (brand name “Samuel Adams”). “Samuel Adams” is a registered trademark of the Boston Beer Company.

Mr. Lamadrid graduated magna cum laude with a dual bachelor’s degree in Chemical Engineering and Administrative Sciences from Yale University, earned an M.S. in Chemical Engineering from the Massachusetts Institute of Technology, and an M.B.A. from the Harvard Business School.

SUSAN XU was appointed as a director on January 6, 2005 to fill a vacancy on the Board. She was a director of the Company from January 14, 2000 until December 4, 2003, when she resigned to allow new management to assume operational control of the Company as part of the acquisition of Souvenir Direct, Inc. in December 2003. She graduated in 1983 with Bachelors degree in from Yan Jing Overseas Chinese University. She is currently the general manager of Asia-European Bridge Corporation, Ltd. This firm specializes in international business transactions primarily in the high technology sector. Ms. Xu also provides consulting to foreign businesses seeking to do business in the Chinese market.

D&O Insurance. The Company has no directors and liability insurance and is a “penny stock” company. As such, the Company finds its extremely difficult to find experienced businessmen willing to serve as or remain as directors. Company efforts to recruit independent director nominees have been unsuccessful to date. The Company believes the above nominees represent the most qualified director nominees available under current circumstances to a company like CHDT.

By the Majority Shareholder Action, representing the written consent of shareholders owning approximately 75% of the issued and outstanding shares of Company Common Stock entitled to vote thereon. The above nominees were elected to the Board of Directors for a term that will end at the 2006 annual meeting of shareholders, which the Company intends on holding at some time in the last 2 weeks of April 2006.

PROPOSAL TWO: RATIFICATION OF AUDITORS. Robison, Hill & Co. of Salt Lake City, Utah was the independent auditor of the Company for fiscal years 2003 and 2004. As such, this firm is well acquainted with the Company and the Company believes that the retention of Robison Hill & Co. as outside independent auditors for the 2005 fiscal year is in the best interests of the Company and its shareholders.

The Majority Shareholder Action approved the ratification of Robison Hill & Co. as the independent outside auditors for fiscal year 2005.

Robison, Hill & Co. is located at 1366 East Murray-Holladay Road, Salt Lake City, Utah 84117-5050.

PROPOSAL THREE: APPROVAL OF THE 2005 CONSULTANTS AND LEGAL SERVICES PLAN “Plan”).

As a company with limited resources and cash flow, the Company cannot afford to pay cash compensation to investor relations firms and lawyers that is required to implement the Company’s plans to eliminate all of the debts and claims of its predecessor, CBQ, Inc., and increase the markets’ and investors’ awareness of CHDT. All of these efforts are designed to enhance Company shareholders’ value. The Company believes that the Plan will enhance shareholders’ value by allowing the Company to use stock options and stock grants to pay for certain investor relations and legal services instead of cash, which cash is needed to fund the operations of the Company. Ten million (10,000,000) shares of Company Common Stock are available for issuance under the Plan.

The purposes of the Plan are to obtain services for CHDT from independent contractors and professional advisors for services at reduced compensation or at rates and/or on terms that are otherwise negotiated favorably to CHDT by paying their fees or retainers in the form of shares of the Company’s Common Stock.

Under the Plan, the Company may grant shares of restricted shares of the Company’s Common Stock to qualified participants, who are typically investor relations professionals that are helping to promote the Company and its common stock to securities professionals, institutional investors, market makers and business media as well as pay for certain legal services that are incurred by the Company in resolving legal disputes or lawsuits filed by the Company to protect its rights.

Under the Plan, “Independent Contractors” means certain third party, including both individuals and companies, that are neither directors nor key employees of CHDT, and who provide certain services to CHDT. Qualified “Participants” shall mean professional advisors, consultants, independent contractors and suppliers of the Company and any of its subsidiaries, as the Board in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive shares of Company Common Stock under the Plan.

The Plan was unanimously approved by the Company’s Board of Directors on April 11, 2005 and was approved by the Majority Shareholder Action on April 22, 2005.

The above summary of the Plan is qualified in its entirety by reference to the Plan, which is attached as Exhibit One to this Information Statement.

PROPOSAL FOUR: 2005 EQUITY PLAN.

The 2005 Equity Plan (“Equity Plan”) was unanimously approved by the Company’s Board of Directors on April 11, 2005 and by the Majority Shareholder Action on April 22, 2005. Twenty Million shares of Common Stock are reserved for issuance under the Equity Plan.

The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock, Stock Bonuses, Stock Appreciation Rights (SARs) and Restricted Stock Units. All capitalized terms are defined in the Equity Plan’s appendix, which Equity Plan and appendix with definitions are attached as Exhibit Two to this Information Statement.

Eligible Participants in the Equity Plan. Incentive stock options, which have certain tax advantages, or “ISOs” may be granted only to employees (including officers and directors who are also employees) of the Company or of a subsidiary. All other stock option, restricted stock grants and other stock-based awards under the Equity Plan (“Awards”) may be granted to employees (including officers and directors who are also employees), directors and professional advisors, consultants of the Company or any subsidiary; provided that such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee of the Company’s Board of Directors or its designee will from time to time determine and designate among the eligible persons who will be granted one or more Awards under the Equity Plan. A person may be granted more than one Award under the Equity Plan. However, no person will be eligible to receive more than 2,000,000 Shares issuable under Awards granted in any calendar year, other than new employees of the Company or of a Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), who are eligible to receive up to a maximum of 3,000,000 Shares issuable under Awards granted in the calendar year in which they commence their employment.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE

NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

Title of Class Name and Address	Amount	Nature	Percent
Howard Ullman, Chairman,
Chief Executive Officer & President
12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	286,000,000	Direct	56%
Laurie Holtz, Director
12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	3,295,000	Direct	less than 1%
Lorenzo Lamadrid, Director
12535 Orange Drive, #613
Ft. Lauderdale, Florida 33330	5,000,000	Direct	less than 1%
Bart S. Fisher
655 15th Street, NW
Suite 460/F St. Lobby
Washington, DC 20005	43,825,000	Direct	8%
Bart S. Fisher, Trustee,
Bart S. Fisher Profit Sharing Plan
655 15th Street, NW, 460/F St. Lobby
Washington, DC 20005	3,518,234	Direct	less than 1%
Margaret Fisher
655 15th Street, NW
Suite 460/F St. Lobby
Washington, DC 20005	43,925,000	Direct	8%

TOTAL:	385,563,234		75%

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2004, including audited financial statements as of that date, and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Reports, proxy statements and other information filed by CHDT can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the SEC at the SEC’S Public Reference Room at 450 Fifth Street, N.W., Lobby Level, Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company’s Secretary, Andrea Maragh. Requests to the Company should be sent to Andrea Maragh, Secretary, China Direct Trading Corp., 12535 Orange Drive, #613, Fort Lauderdale, Florida 33330, Telephone: (954) 474-0224.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB’s for the quarter ended September 30, 2004, June 30, 2004 and March 31, 2004, is hereby incorporated by reference.

(c) The Company’s Form 8-K’s filed with the Commission on January 14, 2005, January 24, 2005, February 22, 2005 and February 24, 2005, respectively.

By /s/Howard Ullman

Howard Ullman

Chief Executive Officer,

President and Chairman of

The Board

Dated: April 28, 2005

By the order of the Board of Directors

/s/Howard Ullman

Howard Ullman

Chief Executive Officer, President and Chairman of the Board

Exhibit One: 2005 Consultants and Legal Services Plan

CHINA DIRECT TRADING CORPORATION

2005 Consultants & Legal Services Plan

Section 1. Introduction. China Direct Trading Corporation, a Florida corporation, (the “Company” or “CHDT”) hereby establishes the 2005 Consultants & Legal Services Plan (hereinafter referred to as the “Plan”) as of May 12, 2005.  The purposes of the Plan are to obtain services for CHDT from independent contractors and professional advisors for services at reduced compensation or at rates and/or on terms that are otherwise negotiated favorably to CHDT by paying their fees or retainers in the form of shares of the Company’s Common Stock, $0.0001 par value per share (“Common Stock”).

Section 2. Definitions. The following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Change of Control” has the meaning set forth in Section 10(a) below.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

“Common Stock” has the meaning set forth in Section 1 above.

“Company” has the meaning set forth in Section 1 above.

“Delivery Date” has the meaning set forth in Section 6 herein.

“Dividend Equivalent” for a given dividend or other distribution means a number of shares of Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the fair market value on the date of distribution of any property, that is distributed with respect to one share of Common Stock pursuant to such dividend or distribution; such fair market value to be determined by the Board in good faith.

“Effective Date” has the meaning set forth in Section 3 herein.

“Exchange Act” has the meaning set forth in Section 10(c) herein.

“Fair Market Value” means the mean between the highest and lowest reported sales prices of the Common Stock on the OTC Bulletin Board, or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ on the last trading day prior to the date with respect to which the Fair Market Value is to be determined.

“Independent Contractors” shall mean certain third parties, including both individuals and companies, that are neither directors nor key employees of CHDT, and who provide certain services to CHDT.

“Participant” shall mean professional advisors, consultants, independent contractors and suppliers of the Company and any of its subsidiaries, as the Board in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive stock under the Plan.

“Plan” shall mean this 2005 Consultants & Legal Services Plan.

Section 3. Effective Date of the Plan. The Plan was adopted by the Board on April 11, 2005, and is effective as of the date that is 20 days from the date that the Company sends an information statement to shareholders about the Plan’s approval by written consent of shareholders owning sufficient shares of Company common stock to approve the Plan (“Effective Date”).

Section 4. Eligibility. Participants shall be those persons, who in the judgment of the Board, are performing, or will perform, vital services in the management, operation, and development of CHDT and contribute significantly, or are expected to contribute significantly, to the achievement of long-term corporate economic objectives, and/or, in the case of consultants, independent contractors or suppliers furnish services to CHDT at reduced rates or on other terms which are significantly favorable to CHDT.

Each issuance of shares of Common Stock pursuant to the Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

Section 5. Grants of Shares. Commencing on the Effective Date, Participants shall be eligible to receive shares of Common Stock pursuant to this Plan at the issuance price based on the average closing Bid price for the Common Stock on the ten (10) trading days immediately preceding the grant of shares of Common Stock (valued as such for purposes of determining value of Common Stock issued for services).

Section 6. Delivery of Shares. (a) The shares of Common Stock shall be delivered in accordance with this Section 6 as soon as practicable (the “Delivery Date”). If, the number of shares so delivered includes a fractional share, then such number shall be rounded to the nearest whole number of shares. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant’s state or legal guardian, as the case may be. References to a Participant in this Plan shall be deemed to refer to the Participant’s estate or legal guardian, where appropriate.

(b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, “Trust”) to assist it in accumulating the shares of Common Stock needed to fulfill its obligations under this Section 6. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under the Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Common Stock under the Plan to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company’s obligations under this Section 6.

Section 7. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Section 6 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a shareholder with respect to Common Stock for all such shares issued in his or her name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions, if any, paid or made with respect thereto.

Section 8. General Restrictions. (a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, upon the advice of counsel, deem necessary or advisable; and

(ii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Board shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

Section 9. Shares Available. Subject to Section 10 below, the maximum number of shares of Common Stock, which may in the aggregate, issued pursuant to the Plan is 10 million (10,000,000) Shares of Common Stock. The Plan shares may be taken from treasury shares of the Company or purchased on the open market.

Section 10. Adjustments; Change of Control. (a) In the event that there is, at any time after the Board adopts he Plan, any exchange in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a “Transaction”), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the number and kind of shares or other property subject to the Plan shall be appropriately adjusted to reflect the effectiveness of any such Transaction and (ii) the Board shall appropriately adjust any other relevant provisions of the Plan and any such modification by the Board shall be binding and conclusive on all persons.

(b) In lieu of the adjustment contemplated by this Section 10, in the event of a Change of Control, the following shall occur on the date of the Change of Control: (i) the Plan shall be terminated.

(c) For purposes of this Plan, Change of Control shall mean any of the following

Events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (a) the then outstanding shares of common stock of the Company (“Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (d) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described herein of this Section 10 are satisfied; or (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof,

“Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Approval by the shareholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation (a) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

(iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (x) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common

Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

Section 11. Administration; Amendment and Termination. (a) The Plan shall be administered by the Board of the Directors or a committee of the Board (“Board”), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable. (b) The Board may from time to time make such amendments to the Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, provided that, to the extent required under Florida law or to qualify transactions under the Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Plan shall be adopted without further approval of the Company’s stockholders and, provided, further, that if and to the extent required for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Plan shall be made more than once in any six (6) month period that would change the amount, price or timing of the grants of Common Stock hereunder other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. (c) The Board may terminate the Plan at any time by a vote of a majority of the members thereof.

Section 12. Miscellaneous. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to the Plan, that a Participant make arrangements satisfactory to the Board for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including without limitation by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

Section 13. Governing Law. The Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Florida.

***

Exhibit Two: 2005 Equity Plan

CHINA DIRECT TRADING CORPORATION

(Hereinafter referred to as the “Company”)

2005 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock, Stock Bonuses, Stock Appreciation Rights (SARs) and Restricted Stock Units. Capitalized terms not defined in the text are defined in Section 26.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 21, twenty million (20,000,000) Shares are available for grant and issuance under the Plan. Shares that are subject to: (a) issuance upon exercise of an Option or SAR granted under this Plan but cease to be subject to the Option or SAR for any reason other than exercise of the Option; (b) an Award granted under this Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) an Award granted under this Plan that otherwise terminates without Shares being issued, will return to the pool of Shares available for grant and issuance under this Plan. No more than 6,000,000 Shares may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than Fair Market Value on the date of grant. In order that ISOs may be granted under this Plan, no more than 3,000,000 shares shall be issued as ISOs. The Company may issue Shares, which are authorized but unissued, or treasury shares pursuant to the Awards granted under this Plan. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Options and SARs granted under the Plan and all other outstanding but unvested Awards granted under the Plan.

2.2 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the 6,000,000 maximum number of shares that may be issued as ISOs set forth in Section 2.1; (e) the 2,000,000 and 3,000,000 maximum number of shares that may be issued to an individual in any one calendar year set forth in Section 3; (f) the 2,000,000 Share limit on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than Fair Market Value on the date of grant; and (g) the number of Shares that are granted as Options to Non-Employee Directors as set forth in Section 10, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee; and provided further that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary. All other Awards may be granted to employees (including officers and directors who are also employees), directors and professional advisors, consultants of the Company or any Subsidiary; provided that such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Committee (or its designee under 4.1(c)) will from time to time determine and designate among the eligible persons who will be granted one or more Awards under the Plan. A person may be granted more than one Award under the Plan. However, no person will be eligible to receive more than 2,000,000 Shares issuable under Awards granted in any calendar year, other than new employees of the Company or of a Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), who are eligible to receive up to a maximum of 3,000,000 Shares issuable under Awards granted in the calendar year in which they commence their employment.

4. ADMINISTRATION.

4.1 Committee Authority. The Plan shall be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Non-Employee Directors pursuant to Section 10 hereof, and subject to the general purposes, terms and conditions of the Plan, the Committee will have full power to implement and carry out the Plan. Without limiting the previous sentence, the Committee will have the authority to:

(a)         construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)         prescribe, amend and rescind rules and regulations relating to the Plan or any Award, including determining the forms and agreements used in connection with the Plan; provided that the Committee may delegate to the Chief Executive Officer or President or the officer in charge of Human Resources, in consultation with the General Counsel, the authority to approve revisions to the forms and agreements used in connection with the Plan that are designed to facilitate Plan administration, and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan;

(c)         select persons to receive Awards; provided that the Committee may delegate to one or more Executive Officers (who would also be considered “officers” under Florida law) the authority to grant an Award under the Plan to Participants who are not Insiders;

(d)         determine the terms of Awards;

(e)         determine the number of Shares or other consideration subject to Awards;

(f)         determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;

(g)         grant waivers of Plan or Award conditions;

(h)         determine the vesting, exercisability, transferability, and payment of Awards;

(i)         correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)         determine whether an Award has been earned;

(k)         amend the Plan; or

(l)         make all other determinations necessary or advisable for the administration of the Plan.

4.2 Committee Interpretation and Discretion. Except for automatic grants to Non-Employee Directors pursuant to Section 10 hereof, any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant. The Committee may delegate to one or more Executive Officers, the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and Participant.

5. OPTIONS. The Committee may grant Options to eligible persons and will determine (a) whether the Options will be ISOs or NQSOs; (b) the number of Shares subject to the Option, (c) the Exercise Price of the Option, (d) the period during which the Option may be exercised, and (e) all other terms and conditions of the Option, subject to the provisions of this Section 5 and the Plan. Options granted to Non-Employee Directors pursuant to Section 10 hereof shall be governed by that Section.

5.1 Form of Option Grant. Each Option granted under the Plan will be evidenced by a Stock Option Agreement that will expressly identify the Option as an ISO or NQSO. Except as otherwise required by the terms of Options to Non-Employee Directors as provided in the terms of Section 10 hereof, the Stock Option Agreement will be substantially in a form and contain such provisions (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant the Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement, and a copy of the Plan and the current Prospectus for the Plan (plus any additional documents required to be delivered under applicable laws), will be delivered to the Participant within a reasonable time after the Option is granted. The Stock Option Agreement, Plan, the Prospectus and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.3 Exercise Period and Expiration Date. An Option will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Stock Option Agreement governing such Option, subject to the provisions of Section 5.6, and subject to Company policies established by the Committee (or by individuals to whom the Committee has delegated responsibility) from time to time with respect to vesting during leaves of absences. The Stock Option Agreement shall set forth the last date that the Option may be exercised (the “Expiration Date”); provided that no Option will be exercisable after the expiration of seven years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent (10%) Stockholder will be exercisable after the expiration of five years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares subject to the Option as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and, subject to the 2,000,000 Share limit of Section 2.1 hereof on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than Fair Market value on the date of grant, may be less than Fair Market Value (but not less than the par value of the Shares); provided that (i) the Exercise Price of an ISO will not be less than the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent (10%) Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 11 of the Plan and the Stock Option Agreement.

5.5 Procedures for Exercise. A Participant or Authorized Transferee may exercise Options by following the procedures established by the Company’s Stock Administration Department, as communicated and made available to Participants by the Company.

5.6 Termination.

(a) Vesting. Any Option granted to a Participant will cease to vest on the Participant’s Termination Date, if the Participant is Terminated for any reason other than “total disability” (as defined in this Section 5.6(a)) or death. Any Option granted to a Participant who is an employee who has been actively employed by the Company or any Subsidiary for one year or more or who is a director, will vest as to 100% of the Shares subject to such Option, if the Participant is Terminated due to “total disability” or death. For purposes of this Section 5.6(a), “total disability” shall mean: (i) (A) for so long as such definition is used for purposes of the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan, that the Participant is unable to perform each of the material duties of any gainful occupation for which the Participant is or becomes reasonably fitted by training, education or experience and which total disability is in fact preventing the Participant from engaging in any employment or occupation for wage or profit; or, (B) if such definition has changed, such other definition of “total disability” as determined under the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan; and (ii) the Company shall have received from the Participant’s primary physician a certification that the Participant’s total disability is likely to be permanent. Any Option held by an employee who is Terminated by the Company, or any Subsidiary within one year following the date of a Corporate Transaction, will immediately vest as to such number of Shares as the Participant would have been vested in twelve (12) months after the date of Termination had the Participant remained employed for that twelve month period.

(b) Post-Termination Exercise Period. Following a Participant’s Termination, the Participant’s Option may be exercised to the extent vested as set forth in Section 5.6(a):

(i) no later than 90 days after the Termination Date if a Participant is Terminated for any reason except death or Disability, unless a longer time period, not exceeding five years, is specifically set forth in the Participant’s Stock Option Agreement; provided that no Option may be exercised after the Expiration Date of the Option; or

(ii) no later than (A) twelve months after the Termination Date in the case of Termination due to Disability or (B) eighteen months after the Termination Date in the case of Termination due to death or if a Participant dies within three months of the Termination Date, unless a longer time period, not exceeding five years, is specifically set forth in the Participant’s Stock Option Agreement; provided that no Option may be exercised after the Expiration Date of the Option.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that the minimum number will not prevent a Participant from exercising an Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in that calendar year will be ISOs, and the Options for the Shares with a Fair Market Value in excess of $100,000 that become exercisable in that calendar year will be NQSOs. If the Code is amended to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated into the Plan and will apply to any Options granted after the effective date of the Code’s amendment.

5.9 Notice of Disqualifying Dispositions of Shares Acquired on Exercise of an ISO. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an ISO on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after the exercise of the ISO (in either case, a “Disqualifying Disposition”), the Company may require the Participant to immediately notify the Company in writing of such Disqualifying Disposition.

5.10 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant’s rights under any Option previously granted; and provided, further that without stockholder approval, the modified, extended, renewed or new Option may not have a lower Exercise Price than the outstanding Option. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected, by a written notice to them; provided, however, that unless prior stockholder approval is secured, the Exercise Price may not be reduced below that of the outstanding Option.

5.11 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs will be interpreted, amended or altered, and no discretion or authority granted under the Plan will be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS.

6.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by a Restricted Stock Purchase Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. A Participant accepts a Restricted Stock Award by signing and delivering to the Company a Restricted Stock Purchase Agreement with full payment of the Purchase Price, within thirty days from the date the Restricted Stock Purchase Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award within thirty days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and, subject to the 2,000,000 Share limit of Section 2.1 hereof on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than Fair Market Value on the date of grant, may be less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan and the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company’s Stock Administration Department, as communicated and made available to Participants by the Company.

6.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of the performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Restricted Stock Purchase Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment for Shares to be purchased under any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period or vesting period, for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7. STOCK BONUS AWARDS.

7.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Subsidiary. All Stock Bonus Awards shall be made pursuant to a Stock Bonus Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. No payment will be required for Shares awarded pursuant to a Stock Bonus Award. Stock Bonus Awards shall be subject to the 2,000,000 share limit of Section 2.1 hereof on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than the Fair Market Value on the date of grant.

7.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. If the Stock Bonus Award is to be earned upon the satisfaction of performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the issuance of any Shares or other payment to a Participant pursuant to a Stock Bonus Award, the Committee will determine the extent to which the Stock Bonus Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to a Stock Bonus Award to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment to Participant. The Committee will determine whether the earned portion of a Stock Bonus Award will be paid to the Participant currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. To the extent permissible under law, the Committee may also permit a Participant to defer payment under a Stock Bonus Award to a date or dates after the Stock Bonus Award is earned. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, and in either a lump sum payment or in installments.

7.4 Termination of Participant . In the event of a Participant’s Termination during a Performance Period or vesting period, for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus Award only to the extent earned as of the date of Termination in accordance with the Stock Bonus Agreement, unless the Committee determines otherwise.

8. STOCK APPRECIATION RIGHTS.

8.1 Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to an eligible person that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. The SAR may be granted for services to be rendered or for past services already rendered to the Company, or any Subsidiary. All SARs shall be made pursuant to a SAR Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

8.2 Terms of SARs. The Committee will determine the terms of a SAR including, without limitation: (a) the number of Shares deemed subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect on each SAR of the Participant’s Termination. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and, subject to the 2,000,000 Share limit of Section 2.1 hereof on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than Fair Market value on the date of grant, may be less than Fair Market Value (but not less than the par value of the Shares. A SAR may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s individual SAR Agreement. If the SAR is being earned upon the satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a SAR Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different performance goals and other criteria. The Exercise Price of an outstanding SAR may not be reduced without stockholder approval.

8.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement governing such SAR. The SAR Agreement shall set forth the last date that the SAR may be exercised (the “Expiration Date”); provided that no SAR will be exercisable after the expiration of seven years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.

8.4 Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, as the Committee determines.

9. RESTRICTED STOCK UNITS

9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible person covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock) for services to be rendered or for past services already rendered to the Company or any Subsidiary. The Committee may authorize the issuance of RSUs to certain eligible persons who elect to defer cash compensation. All RSUs shall be made pursuant to a RSU Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. RSUs are subject to the 2,000,000 share limit of Section 2.1 hereof on the aggregate number of Shares that may be made subject to Awards having an Exercise Price or Purchase Price per Share that is less than the Fair Market Value on the date of grant.

9.2 Terms of RSUs. The Committee will determine the terms of a RSU including, without limitation: (a) the number of Shares deemed subject to the RSU; (b) the time or times during which the RSU may be exercised; (c) the consideration to be distributed on settlement, and the effect on each RSU of the Participant’s Termination. A RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s individual RSU Agreement. If the RSU is being earned upon satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a RSU Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the RSUs to take into account changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3 Form and Timing of Settlement. The portion of a RSU being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines. To the extent permissible under law, the Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee determines.

10. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

10.1 Eligibility. Non-Employee Directors are eligible for options granted pursuant to this Section 11.

10.2 Initial Grant. Each Non-Employee Director who first becomes a member of the Board on or after the Effective Date will automatically be granted an option for 25,000 Shares on the date such Non-Employee Director first becomes a member of the Board. Each Non-Employee Director who became a member of the Board prior to the Effective Date and who did not receive a prior option grant in connection with his or her appointment from the Company, will receive an Initial Grant on the Effective Date. Each Option granted pursuant to this Section 10.2 shall be called an “Initial Grant”.

10.3 Succeeding Grant. On each anniversary of an Initial Grant under this Plan, each Non-Employee Director who has served continuously as a member of the Board during that period will automatically be granted an Option for 15,000 Shares. Each Option granted pursuant to this Section 10.3 shall be called a “Succeeding Grant”.

10.4 Audit Committee Grants. Each Non-Employee Director who is appointed a new member to the Audit Committee on or after the Effective Date, will automatically be granted an Option for 5,000 Shares on the day he or she is appointed. On each anniversary of a Non-Employee Directors first grant (a) pursuant to this Section 10.4, on which the Non-Employee Director is a member of the Audit Committee, the Non-Employee Director will automatically be granted an Option for 5,000 Shares. Each Option granted pursuant to this Section 10.4 shall be called an “Audit Committee Grant”.

10.5 Compensation and Organizational Development Committee Grants. Each Non-Employee Director who is appointed a new member to the Compensation and Organizational Development Committee on or after the Effective Date, will automatically be granted an Option for 5,000 Shares on the day he or she is appointed. On each anniversary of a Non-Employee Directors first grant (a) pursuant to this Section 10.5, on which the Non-Employee Director is a member of the Compensation and Organizational Development Committee, the Non-Employee Director will automatically be granted an Option for 5,000 Shares. Each Option granted pursuant to this Section 10.5 shall be called a “Compensation Committee Grant”.

10.6 Nominating & Governance Committee Grants. Each Non-Employee Director who is appointed a new member to the Nominating & Governance Committee on or after the Effective Date, will automatically be granted an Option for 5,000 Shares on the day he or she is appointed. On each anniversary of a Non-Employee Directors first grant (a) pursuant to this Section 10.6, on which the Non-Employee Director is a member of the Nominating & Governance Committee, the Non-Employee Director will automatically be granted an Option for 5,000 Shares. Each Option granted pursuant to this Section 10.6 shall be called a “Nominating & Governance Committee Grant”.

10.7 Vesting and Exercisability

(a) Initial Grants shall become exercisable as they vest as to 25% of the Shares upon the first anniversary of the date such Option is granted and an additional 2.0833% of the shares each month thereafter and become fully vested on the fourth anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director or a consultant of the Company.

(b) Succeeding Grants shall become exercisable as they vest as to 50% of the Shares upon the first anniversary of the date such Option is granted and an additional 4.1666% of the Shares each month thereafter and become fully vested on the second anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director or a consultant of the Company.

(c) Each Audit Committee Grant, Compensation and Organizational Development Committee Grant and Nominating & Governance Committee Grant shall become exercisable as they vest as to 8.333% of the Shares each month following the date of grant and become fully vested on the first anniversary of the date of grant, so long as the Non-Employee director continuously remains a director or a consultant of the Company.

(d) Any Option granted to a Non-Employee Director will vest as to 100% of the Shares subject to such Option, if the Non-Employee Director ceases to be a member of the Board or a consultant of the Company due to “total disability” or death. For purposes of this Section 10.7(d), “total disability” shall mean: (1) (i) for so long as such definition is used for purposes of the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan, that the Non-Employee Director is unable to perform each of the material duties of any gainful occupation for which the Non-Employee Director is or becomes reasonably fitted by training, education or experience and which total disability is in fact preventing the Non-Employee Director from engaging in any employment or occupation for wage or profit or (ii) if such definition has changed, such other definition of “total disability” as determined under any Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan (if any); and (2) the Company shall have received from the Non-Employee Director’s primary physician a certification that the Non-Employee Director’s total disability is likely to be permanent.

(e) In the event of a Corporate Transaction, the vesting of all Options granted to Non-Employee Directors pursuant to this Section 10 will accelerate and such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised on or prior to the consummation of the corporate transaction, they shall terminate.

10.8 Form of Option Grant. Each Option granted under this Section 10 shall be a NQSO and shall be evidenced by a Non-Employee Director Stock Option Grant Agreement in such form as the Committee shall from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

10.9 Exercise Price. Each Option granted under this Section 10 shall be the Fair Market Value of the Share on the date the Option is granted. The Exercise Price of an outstanding Option may not be reduced without stockholder approval.

10.10 Termination of Option. Except as provided in Section 10.7(e) or this Section 10.10, each Option granted under this Section 10 shall expire seven (7) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board or a consultant of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 10.10. An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(a) Termination Generally. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company for any reason except death or Disability, then each Option, to the extent then vested pursuant to Section 10.7 above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within seven months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company because of his or her death or Disability, then each Option, to the extent then vested pursuant to Section 10.7 above, then held by such Non-Employee Director may be exercised by the Non-Employee Director or his or her legal representative within twelve months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

11. PAYMENT FOR SHARE PURCHASES.

11.1 Payment. Payment for Shares purchased pursuant to the Plan may be made by any of the following methods (or any combination of such methods) that are described in the applicable Award Agreement and that are permitted by law:

(a)	in cash (by check);

(b)         in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participants’ heirs or legatees after Participant’s death, by cancellation of indebtedness of the Company to the Participant;

(c)         by surrender of shares of the Company’s Common Stock that either: (1) were obtained by the Participant or Authorized Transferee in the public market; or (2) if the shares were not obtained in the public market, they have been owned by the Participant or Authorized Transferee for more than six months and have been paid for within the meaning of SEC Rule 144 (and, if the shares were purchased from the Company by use of a promissory note, the note has been fully paid with respect to the shares);

(d)         in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participants’ heirs or legatees after Participant’s death, by waiver of compensation due or accrued to Participant for services rendered;

(e)	by tender of property; or

(f)         with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)         through a “same day sale” commitment from the Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “same day sale” procedures and in accordance with law; or

(2)         through a “margin” commitment from Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “margin” procedures and in accordance with law.

11.2 Issuance of Shares. Upon payment of the applicable Purchase Price or Exercise Price (or a commitment for payment from the NASD Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a “same-day sale” or “margin” commitment), and compliance with other conditions and procedures established by the Company for the purchase of shares, the Company shall issue the Shares registered in the name of Participant or Authorized Transferee (or in the name of the NASD

Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a “same-day sale” or “margin” commitment) and shall deliver certificates representing the Shares (in physical or electronic form, as appropriate). The Shares may be subject to legends or other restrictions as described in Section 15 of the Plan.

12. WITHHOLDING TAXES.

12.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for the Shares. If a payment in satisfaction of an Award is to be made in cash, the payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

12.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of whole Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

13. PRIVILEGES OF STOCK OWNERSHIP. No Participant or Authorized Transferee will have any rights as a stockholder of the Company with respect to any Shares until the Shares are issued to the Participant or Authorized Transferee. After Shares are issued to the Participant or Authorized Transferee, the Participant or Authorized Transferee will be a stockholder and have all the rights of a stockholder with respect to the Shares including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if the Shares are Restricted Stock, any new, additional or different securities the Participant or Authorized Transferee may become entitled to receive with respect to the Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided further, that the Participant or Authorized Transferee will have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant’s original Exercise Price or Purchase Price pursuant to Section 15.

14. TRANSFERABILITY. No Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment or similar process; provided, however that with the consent of the Committee a Participant may transfer a NQSO to an Authorized Transferee. Transfers by the Participant for consideration are prohibited. Without such permission by the Committee, a NQSO shall like all other Awards under the Plan be exercisable (a) during a Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; and (b) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

15. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase all or a portion of a Participant’s Shares that are not “Vested” (as defined in the Award Agreement), following the Participant’s Termination, at any time within ninety days after the later of (a) the Participant’s Termination Date or (b) the date the Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares, at the Participant’s original Exercise Price or Purchase Price; provided that upon assignment of the right to repurchase, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

16. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan (whether in physical or electronic form, as appropriate) will be subject to stock transfer orders, legends and other restrictions that the Committee deems necessary or advisable, including without limitation restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system on which the Shares may be listed.

17. ESCROW. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other transfer instruments approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless the Award is in compliance with all applicable state, federal and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system on which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state, federal or foreign securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

19. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate Participant’s employment or other relationship at any time, with or without cause.

20. REPRICING PROHIBITED; EXCHANGE AND BUYOUT OF AWARDS. The repricing of Options or SARs is prohibited without prior stockholder approval. The Committee may, at any time or from time to time, authorize the Company, with prior stockholder approval, in the case of an Option or SAR exchange, and the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

21. CORPORATE TRANSACTIONS.

21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or replace the Awards, as provided above, pursuant to a Corporate Transaction or if there is no successor corporation due to a dissolution or liquidation of the Company, such Awards shall immediately vest as to 100% of the Shares subject thereto at such time and on such conditions as the Board shall determine and the Awards shall expire at the closing of the transaction or at the time of dissolution or liquidation.

21.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 21.1, in the event of a Corporate Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

21.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

22. ADOPTION AND STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors on January _____, 2005. The Plan shall become effective upon approval by stockholders of the Company, consistent with applicable laws.

23. TERM OF PLAN. The Plan will terminate two years following the date it became effective upon approval by stockholders of the Company.

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans, or pursuant to the Exchange Act or any rule promulgated thereunder. In addition, no amendment that is detrimental to a Participant may be made to any outstanding Award without the consent of the Participant.

25. NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

26. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

(a) ”Authorized Transferee” means the permissible recipient, as authorized by this Plan and the Committee, of an NQSO that is transferred during the Participant’s lifetime by the Participant by gift or domestic relations order. For purposes of this definition a “permissible recipient” is: (i) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption; (ii) any person (other than a tenant or employee) sharing the Participant’s household; (iii) a trust in which the persons in (i) or (ii) have more than fifty percent of the beneficial interest; (iv) a foundation in which the persons in (i) or (ii) or the Participant control the management of assets; or (v) any other entity in which the person in (i) or (ii) or the Participant own more than fifty percent of the voting interest.

(b) ”Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right or Restricted Stock Unit.

(c) ”Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(d) ”Board” means the Board of Directors of the Company.

(e) ”Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(f) ”Committee” means the Compensation and Organizational Development Committee of the Board or such other committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Each member of the Committee shall be (i) a “non-employee director” for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an “outside director”

for purposes of Section 162(m) of the Code, unless the Board has fewer than two such outside directors.

(g) ”Company” means China Direct Trading Corporation, a corporation organized under the laws of the State of Florida, or any successor corporation.

(h) ”Corporate Transaction” means (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, (d) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company; or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

(i) ”Disability” means a disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

(j) ”Effective Date” means the date stockholders approve the Plan pursuant to Section 22 of the Plan.

(k) ”Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(l) ”Executive Officer” means a person who is an “executive officer” of the Company as defined in Rule 3b-7 promulgated under the Exchange Act.

(m) ”Exercise Price” means the price at which a Participant who holds an Option or SAR may purchase the Shares issuable upon exercise of the Option or SAR.

(n) ”Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(1)         if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on such date or if such date is not a trading date, the closing price on the NASDAQ National Market on the last trading date that precedes such date;

(2)         if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(3)         if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(4)         if none of the foregoing is applicable, by the Board of Directors in good faith.

(o) ”Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(p) ”ISO” means an Incentive Stock Option within the meaning of the Code.

(q) ”NASD Dealer” means broker-dealer that is a member of the National Association of Securities Dealers, Inc.

(r) ”NQSO” means a nonqualified stock option that does not qualify as an ISO.

(s) ”Option” means an Award pursuant to Section 5 of the Plan.

(t) ”Non-Employee Director” means a member of the Company’s Board of Directors who is not a current or former employee of the Company or any Subsidiary.

(u) ”Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(v) ”Participant” means a person who receives an Award under the Plan.

(w) ”Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(1)	Net revenue and/or net revenue growth;

(2)         Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(3)	Operating income and/or operating income growth;

(4)	Net income and/or net income growth;

(5)	Earnings per share and/or earnings per share growth;

(6)         Total stockholder return and/or total stockholder return growth;

(7)	Return on equity;

(8)	Operating cash flow return on income;

(9)	Adjusted operating cash flow return on income;

(10)	Economic value added; and

(11)	Individual business objectives.

(x) ”Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for the Award.

(y) ”Plan” means this China Direct Trading Corporation 2005 Equity Plan, as amended from time to time.

(z) ”Prospectus” means the prospectus relating to the Plan, as amended from time to time, that is prepared by the Company and delivered or made available to Participants pursuant to the requirements of the Securities Act.

(aa) ”Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

(bb) ”Restricted Stock Award” means an award of Shares pursuant to Section 6 of the Plan.

(cc) ”Restricted Stock Unit” means an Award granted pursuant to Section 9 of the Plan.

(dd) ”RSU Agreement” means an agreement evidencing a Restricted Stock Unit Award granted pursuant to Section 9 of the Plan.

(ee) ”SAR Agreement” means an agreement evidencing a Stock Appreciation Right granted pursuant to Section 8 of the Plan.

(ff) ”SEC” means the Securities and Exchange Commission.

(gg) ”Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

(hh) ”Shares” means shares of the Company’s Common Stock $0.0001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 21, and any successor security.

(ii) ”Stock Appreciation Right” means an Award granted pursuant to Section 8 of the Plan.

(jj) ”Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.

(kk) ”Stock Option Agreement” means the agreement which evidences a Stock Option, granted pursuant to Section 5 of the Plan.

(ll) ”Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(mm) ”Ten Percent Stockholder” means any person who directly or by attribution owns more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

(nn) ”Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary; provided that a Participant shall not be deemed to be Terminated if the Participant is on a leave of absence approved by the Committee or by an officer of the Company designated by the Committee; and provided further, that during any approved leave of absence, vesting of Awards shall be suspended or continue in accordance with guidelines established from time to time by the Committee. Subject to the foregoing, the Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).